UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2010

GRANITE CONSTRUCTION INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-12911	77-0239383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
585 West Beach Street Watsonville, California 95076
(Address of principal executive offices) (Zip Code)

(831) 724-1011
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 24, 2010, Granite Construction Incorporated (the “Company”) issued a press release with respect to its earnings for the quarter ended December 31, 2009, a copy of which is attached as Exhibit 99.1.

The information set forth is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, nor shall the information, including the Exhibit, be deemed incorporated by reference in any filing of the Company, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits. The following exhibits are attached hereto and furnished herewith:

Exhibit Number	Exhibit Title

99.1	Press Release of Registrant, dated February 24, 2010, its 2009 fourth quarter financial results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

Date:	February 24, 2010	By:	/s/ LeAnne M. Stewart
LeAnne M. Stewart
Senior Vice President &
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Document

99.1	Press Release of Registrant, dated February 24, 2010, its 2009 fourth quarter financial results

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